    As filed with the Securities and Exchange Commission on October 31, 2002

                        1933 Act Registration No. 2-47015
                       1940 Act Registration No. 811-2354

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [x]

                         POST-EFFECTIVE AMENDMENT NO. 73

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]


                     BlackRock Provident Institutional Funds
               (Exact Name of Registrant As Specified In Charter)



                         Bellevue Park Corporate Center
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (302) 793-8100


                                W. BRUCE McCONNEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18/th/ and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

      [_]    immediately upon filing pursuant to paragraph (b)
      [_]    on ________pursuant to paragraph (b)
      [X]    60 days after filing pursuant to paragraph (a)(1)
      [_]    on (date) pursuant to paragraph (a)(1)
      [_]    75 days after filing pursuant to paragraph (a)(2)
      [_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest.

================================================================================

CASH PLUS SHARES



                                                                      PROSPECTUS
                                                               December __, 2002



                                                                       BLACKROCK
                                                                       PROVIDENT
                                                                   INSTITUTIONAL
                                                                           FUNDS


                                    The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

                                                                            Page
HOW TO FIND THE INFORMATION YOU NEED........................................   1

TEMPCASH....................................................................   2

FEDFUND.....................................................................  12

MUNICASH....................................................................  20

CALIFORNIA MONEY FUND.......................................................  29

NEW YORK MONEY FUND.........................................................  39

MANAGEMENT OF THE FUND......................................................  50

SHAREHOLDER INFORMATION.....................................................  51

         Price of Fund Shares...............................................  51

         Purchase of Shares.................................................  51

         Redemption of Shares...............................................  52

         Cash Plus Distribution Plan and Shareholder Services Plan..........  53

         Dividends and Distributions........................................  54

         Federal Taxes......................................................  54

         State and Local Taxes..............................................  55

How To Find The Information You Need

================================================================================

Welcome to the BlackRock Provident Institutional Funds Prospectus for Cash Plus Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Cash Plus Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Cash Plus Shares of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund (each a "Fund" and collectively, the "Funds"). To save you time, the Prospectus has been organized so that each Fund has its own short section. All you have to do is turn to the section for any particular Fund. Once you read the important facts about the Funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, and your rights as a shareholder. These sections apply to all of the Funds.

Cash Plus Shares are sold to financial services institutions ("financial institutions") that have entered into servicing agreements with the Trust in connection with their investments.

TempCash

================================================================================

Risk/Return Summary

Investment Goal:
The Fund seeks current income with liquidity and stability of principal.

Investment Policies:
The Fund invests in a broad range of U.S. dollar-dominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations.

Principal Risks of Investing:
Although the Fund invests in money market instruments which BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

Because of its concentration in the financial services industry, the Fund will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund:
The Fund is designed for institutional investors seeking current income with liquidity and stability of principal.

Performance Information

Cash Plus Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in Dollar Shares of the Fund by showing how the performance of Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the Dollar Shares of the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    TempCash
                                 Dollar Shares/1/

                                     [Graph]

                             Net Annualized Returns

                                  1992 - 3.55%
                                  1993 - 2.90%
                                  1994 - 4.05%
                                  1995 - 5.77%
                                  1996 - 5.19%
                                  1997 - 5.37%
                                  1998 - 5.30%
                                  1999 - 4.88%
                                  2000 - 6.23%
                                  2001 - 3.93%

                         January, 1992 - December, 2001

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 6.52% (for the quarter ended September 30, 2000) and the lowest quarterly return was 2.26% (for the quarter ended December 31, 2001).

The Fund's performance for the nine month period ended September 30, 2002 was 1.22%.

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                             1 Year    5 Years   10 Years
                                                             ------    -------   --------
TempCash Dollar Shares/1/                                    3.93%      5.01%      4.77%

iMoneyNet, Inc.'s Money Fund Report:
     First Tier Institutions - Only Money Fund Average*      3.91%      5.15%      4.75%


                                                              7-Day Yield As of
                                                              December 31, 2001
                                                              -----------------

TempCash Dollar Shares/1/                                           1.80%

iMoneyNet, Inc.'s Money Fund Report:
     First Tier Institutions - Only Money Fund Average*             1.80%

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: First Tier Institutions - Only Money Fund Average is comprised of institutional money market funds investing in First Tier Eligible money market instruments. The 7-day yield for iMoneyNet, Inc. is as of January 1, 2002. The 7-day yield for TempCash Dollar Shares as of January 1, 2002 was 1.80%.

Current Yield: You may call your financial institution to obtain the Fund's current 7-day yield.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                                   TempCash
                                                               Cash Plus Shares
                                                               ----------------

Management Fees                                                  .13%
Distribution (12b-1) Fees                                        .35%
Other Expenses                                                   .64%
       Administration Fees                                              .13%
       Shareholder Servicing Fees                                       .25%
       Miscellaneous                                                    .26%

Total Annual Fund Operating Expenses/1/                          1.12%
                                                                 ====


/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined "Management Fees" and "Administration Fees" from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice. As a result of the waiver agreement, the Fund's net annual Fund operating expenses for the most recent fiscal year would have been as set forth below.

                                                                   TempCash
                                                               Cash Plus Shares
                                                               ----------------

Management Fees (after current waivers)                          .08%
Distribution (12b-1) Fees                                        .35%
Other Expenses                                                   .57%
       Administration Fees (after current waivers)                      .08%
       Shareholder Servicing Fees                                       .25%
       Miscellaneous                                                    .24%

Net Annual Fund Operating Expenses
       (after current waivers)                                  1.00%
                                                                =====

Example

This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                -------------------------------------------------
                                      TempCash
                                  Cash Plus Shares
                -------------------------------------------------
                            One Year                $
                         Three Years                $
                          Five Years                $
                           Ten Years                $

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. At least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations, unless the Fund is in a temporary defensive position.

The Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund generally will limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

     . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

     . securities that are issued or guaranteed by a person with such ratings;

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

     . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities; or

     . securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest.

INVESTMENTS. The Fund's investments may include the following:

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

Bank Obligations. The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances, bank notes and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

Commercial Paper. The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Asset-Backed Obligations. The Fund may invest in asset-backed securities, which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. The Fund may, when deemed appropriate by the Adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Guaranteed Investment Contracts. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Repurchase Agreements. The Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. The Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Illiquid Securities. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Concentration. The Fund intends to concentrate more than 25% of its total assets in the obligations of issuers in the financial services industry and repurchase agreements relating to such obligations. Because the Fund concentrates its assets in the financial services industry it will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions.

Foreign Exposure. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Financial Highlights

The Cash Plus Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights tables are intended to help you understand the TempCash Dollar Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the one month ended October 31, 1999 and each year ended September 30 in the three year period ended September 30, 1999. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ___________________, whose report, along with the Fund's financial statements, are ______________________ into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempCash Dollar Shares
The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.

                                                                                  One
                                                                                  Month
                                                                                  Ended
                                             Year Ended October 31,            October 31,          Year Ended September 30,
                                         2002         2001          2000          1999           1999        1998          1997
                                      -------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period.............                 $   1.00      $   1.00      $   1.00       $   1.00    $   1.00    $   1.00
                                                    --------      --------      --------       --------    --------    --------
Income from Investment Operations:
   Net Investment Income...........                 $ 0.0458      $ 0.0588      $ 0.0042       $ 0.0471    $ 0.0527    $ 0.0516
                                                    --------      --------      --------       --------    --------    --------
Less Distributions:
Dividends to Shareholders
   From Net Investment Income......                 $(0.0458)     $(0.0588)     $(0.0042)      $(0.0471)   $(0.0527)   $(0.0516)
                                                    --------      --------      --------       --------    --------    --------
Net Asset Value,
   End of Period...................                 $   1.00      $   1.00      $   1.00       $   1.00    $   1.00    $   1.00
                                                    ========      ========      ========       ========    ========    ========
Total Return.......................                     4.67%         6.04%         5.06%/1/       4.82%       5.41%       5.29%
Ratios/Supplemental Data:
Net Assets, End of Period $(000)...                 $447,082      $427,625      $401,426       $378,010    $503,809    $401,529
Ratio of Expenses to Average
   Daily Net Assets................                     0.43%         0.43%         0.43%/1/       0.43%       0.43%       0.43%
Ratio of Expenses to
   Average Daily Net Assets
   (including custody credits).....                     0.43%         0.43%         0.43%/1/       0.43%       0.43%       0.43%
Ratio of Expenses to Average Daily
   Net Assets (excluding waivers)..                     0.54%         0.56%         0.59%/1/       0.55%       0.57%       0.55%
Ratio of Net Investment Income
   to Average Daily Net Assets.....                     4.56%         5.89%         4.94%/1/       4.70%       5.27%       5.16%

___________________

/1/  Annualized.

FedFund

================================================================================

Risk/Return Summary

Investment Goal:
The Fund seeks current income with liquidity and stability of principal.

Investment Policies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

Principal Risks of Investing:
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund:
The Fund is designed for institutional investors seeking current income with liquidity and stability of principal.

Performance Information

Cash Plus Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in the Dollar Shares of the Fund by showing how the performance of the Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the Dollar Shares of the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                     FedFund
                                 Dollar Shares/1/

                                     [Graph]

                             Net Annualized Returns

                                  1992 - 3.57%
                                  1993 - 2.86%
                                  1994 - 3.97%
                                  1995 - 5.67%
                                  1996 - 5.09%
                                  1997 - 5.22%
                                  1998 - 5.13%
                                  1999 - 4.76%
                                  2000 - 6.03%
                                  2001 - 3.81%

                         January, 1992 - December, 2001

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 6.32% (for the quarter ended December 31, 2000) and the lowest quarterly return was 2.18% (for the quarter ended December 31, 2001).

The Fund's performance for the nine month period ending September 30, 2002 was 1.13%.

The Fund's Average Annual Total Return for Periods Ended December 31, 2001


                                                                1 Year    5 Years    10 Years

FedFund Dollar Shares/1/                                         3.81%     4.98%       4.63%

iMoneyNet, Inc.'s Money Fund Report:
     Government Institutions - Only Money Fund Average*          3.71%     4.93%       4.57%

                                                              7-Day Yield As of
                                                              December 31, 2001

FedFund Dollar Shares/1/                                            1.84%

iMoneyNet, Inc.'s Money Fund Report:
     Government Institutions - Only Money Fund Average*             1.66%

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: Government Institutions - Only Money Fund Average is comprised of institutional money market funds investing in U.S. T-Bills, Repurchase Agreements and/or Government Agencies. The 7-day yield for iMoneyNet, Inc. as of January 1, 2002. The 7-day yield for FedFund Dollar Shares as of January 1, 2002 was 1.84%.


Current Yield: You may call your financial institution to obtain the Fund's current 7-day yield.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                                                  FedFund
                                                              Cash Plus Shares
                                                              ----------------

Management Fees                                                 .12%
Distribution (12b-1) Fees                                       .35%
Other Expenses                                                  .60%
     Administration Fees                                                .12%
     Shareholder Servicing Fees                                         .25%
     Miscellaneous                                                      .23%

Total Annual Fund Operating Expenses/1/                        1.07%
                                                               =====

--------------------------------------------------------------------------------

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined "Management Fees" and "Administration Fees" from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice. As a result of the waiver agreement, the Fund's net annual Fund operating expenses for the most recent fiscal year would have been as set forth below.

--------------------------------------------------------------------------------
                                                                  FedFund
                                                              Cash Plus Shares
                                                              ----------------

Management Fees (after current waivers)                         .08%
Distribution (12b-1) Fees                                       .35%
Other Expenses                                                  .57%
     Administration Fees (after current waivers)                        .08%
     Shareholder Servicing Fees                                         .25%
     Miscellaneous                                                      .24%

Net Annual Fund Operating Expenses
     (after current waivers)                                   1.00%
                                                               =====

--------------------------------------------------------------------------------

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  --------------------------------------------
                                     FedFund
                                Cash Plus Shares
                  --------------------------------------------
                            One Year               $
                         Three Years               $
                          Five Years               $
                           Ten Years               $
                  --------------------------------------------

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations. In the event that the Board votes to change this policy, shareholders will be provided with notice at least 60 days prior to the effective date of such change.

The Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act , and other rules of the SEC.

INVESTMENTS. The Fund's investments may include the following:

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Repurchase Agreements. The Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. The Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Reverse repurchase agreements, securities lending transactions and when-issued or delayed settlement transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Financial Highlights

The Cash Plus Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights tables are intended to help you understand the FedFund Dollar Shares' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by __________________________, whose report, along with the Fund's financial statements, is _________________________ into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

FedFund Dollar Shares
The table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                                     Year Ended October 31,
                                               2002        2001        2000         1999         1998         1997
                                           ---------------------------------------------------------------------------
Net Asset Value, Beginning of Period....                 $   1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                                         --------    --------     --------     --------     --------
Income from Investment Operations:
    Net investment Income...............                 $ 0.0444    $ 0.0569     $ 0.0458     $ 0.0510     $ 0.0505
                                                         --------    --------     --------     --------     --------
Less Distributions:
Dividends to Shareholders from
    Net Investment Income ..............                 $(0.0444)   $(0.0569)    $(0.0458)    $(0.0510)    $(0.0505)
                                                         --------    --------     --------     --------     --------
Net Asset Value, End of period..........                 $   1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                                         ========    ========     ========     ========     ========
Total Return............................                     4.53%       5.84%        4.69%        5.23%        5.18%
Ratios/Supplemental Data:
Net Assets, End of Period (000).........                 $814,186    $216,511     $ 34,611     $ 30,459     $116,316
Ratio of Expenses to
    Average Daily Net Assets............                     0.45%       0.45%        0.45%        0.45%        0.45%
Ratio of Expenses to Average Daily Net
    Assets (including custody credits)..                     0.45%       0.45%        0.45%        0.45%        0.45%
Ratio of Expenses to Average Daily Net
    Assets (excluding waivers)..........                     0.52%       0.54%        0.53%        0.53%        0.54%
Ratio of Net Investment Income to
    Average Daily Net Assets............                     4.18%       6.04%        4.56%        5.10%        5.05%

MuniCash

================================================================================

Risk/Return Summary

Investment Goal:
The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

Investment Policies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"), the income from which, in the opinion of issuers' bond counsel or, in the case of derivative securities, sponsors' counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers' bond counsel or, in the case of derivative securities, sponsors' counsel, from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

Principal Risks of Investing:
Although the Fund invests in money market instruments which the Adviser believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

Although the Fund intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund:
The Fund is designed for institutional investors seeking as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

Performance Information

Cash Plus Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in the Dollar Shares of the Fund by showing how the performance of the Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the Dollar Shares of the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    MuniCash
                                 Dollar Shares/1/

                                     [Graph]

                             Net Annualized Returns

                                  1992 - 2.66%
                                  1993 - 2.09%
                                  1994 - 2.58%
                                  1995 - 3.66%
                                  1996 - 3.26%
                                  1997 - 3.40%
                                  1998 - 3.22%
                                  1999 - 2.93%
                                  2000 - 3.84%
                                  2001 - 2.63%

                         January, 1992 - December, 2001

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 4.06% (for the quarter ended December 30, 2000) and the lowest quarterly return was 1.72% (for the quarter ended December 31, 2001).

The Fund's performance for the nine month period ending September 30, 2002 was 0.93%.

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                          1 Year     5 Years    10 Years
                                                          ------     -------    --------
MuniCash Dollar Shares/1/                                  2.63%      3.20%       3.03%

iMoneyNet, Inc.'s Money Fund Report:
    Tax-Free Institutions-Only Money Fund Average*         2.44%      3.15%       3.02%

                                                             7-Day Yield As of
                                                             December 31, 2001
                                                             -----------------

MuniCash Dollar Shares/1/                                          1.54%

iMoneyNet, Inc.'s Money Fund Report:
    Tax-Free Institutions-Only Money Fund Average*                 1.41%

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: Tax-Free Institutions-Only Money Fund Average is comprised of institutional money market funds investing in obligations of tax-exempt entities, including state and municipal authorities. The 7-day yield for iMoneyNet, Inc. is as of January 1, 2002. The 7-day yield for MuniCash Dollar Shares as of January 1, 2002 was 1.54%.


Current Yield: You may call your financial institution to obtain the Fund's current 7-day yield.

Fees And Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                              MuniCash
                                                          Cash Plus Shares
                                                          ----------------

Management Fees                                             .17%
Distribution (12b-1) Fees                                   .35%
Other Expenses                                              .67%
     Administration Fees                                            .17%
     Shareholder Servicing Fees                                     .25%
     Miscellaneous                                                  ._25

Total Annual Fund Operating Expenses/1/                    1.19%
                                                           =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined "Management Fees" and "Administration Fees" from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice. As a result of the waiver agreement, the Fund's net annual Fund operating expenses for the most recent fiscal year would have been as set forth below.

                                                              MuniCash
                                                          Cash Plus Shares
                                                          ----------------
Management Fees (after current waivers)                     .07%
Distribution (12b-1 Fees) Expenses                          .35%
Other Expenses                                              .58%
     Administration Fees (after current waivers)                    .07%
     Shareholder Servicing Fees                                     .25%
     Miscellaneous                                                  .26%

Net Annual Fund Operating Expenses
       (after current waivers)                             1.00%
                                                           =====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     --------------------------------------
                                    MuniCash
                                Cash Plus Shares
                     --------------------------------------
                             One Year            $
                          Three Years            $
                           Five Years            $
                            Ten Years            $
                     --------------------------------------

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of Municipal Obligations. In the event that the Board votes to change this policy, shareholders will be provided with notice at least 60 days prior to the effective date of such change.

Except during periods of unusual market conditions or during temporary defensive periods, the Fund invests at least 80% of its assets in Municipal Obligations with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC. Pursuant to Rule 2a-7, the Fund generally will limit its purchase of any one issuer's securities (other than U.S. Government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing the right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in the securities of one issuer for a period of up to three business days; provided that the Fund generally may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

     . securities that have short-term debt ratings at the time of purchase or which are guaranteed or in some cases otherwise supported by credit support with such rating in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

     . securities that are issued or guaranteed by a person with such ratings;

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

     . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

INVESTMENTS. The Fund's investments may include the following:

Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Other Municipal Obligations in which the Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. In addition, the portfolio may include "moral obligation" bonds.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase Municipal Obligations on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Illiquid Securities. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Municipal Obligations. In making investments, the Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest in Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities.

Financial Highlights

The Cash Plus Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights tables are intended to help you understand the MuniCash Dollar Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the 11 months ended October 31, 1999 and each year period November 30 in the three year period ended November 30, 1998. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2001 and 2000 and 11 months ended October 31, 1999 has been audited by ______________________, whose report, along with the Fund's financial statements, are __________________ into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. The financial highlights for each year ended November 30 in the three year period ended November 30, 1998 were audited by _____________ whose report expressed an unqualified opinion on those financial highlights.

MuniCash Dollar Shares
The table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each year presented.




                                                                                  Eleven
                                                                                  Months
                                                                                  Ended
                                                  Year Ended October 31,        October 31,           Year Ended November 30,
                                             2002      2001          2000          1999           1998          1997         1996
                                         -------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...              $   1.00      $   1.00      $   1.00       $   1.00      $   1.00     $   1.00
                                                     --------      --------      --------       --------      --------     --------
Income From Investment Operations:
  Net Investment Income................              $ 0.0300      $ 0.0367      $ 0.0258       $ 0.0321      $ 0.0333     $ 0.0325
                                                     --------      --------      --------       --------      --------     --------
Less Distributions:
  Dividends to Shareholders
    From Net Investment Income.........              $(0.0300)     $(0.0367)     $(0.0258)      $(0.0321)     $(0.0333)    $(0.0325)
                                                     --------      --------      --------       --------      --------     --------
Net Asset Value, End of Period.........              $   1.00      $   1.00      $   1.00       $   1.00      $   1.00     $   1.00
                                                     ========      ========      ========       ========      ========     ========
Total Return...........................                  3.04%         3.73%         2.86%/1/       3.26%         3.38%        3.31%
Ratios/Supplemental Data:
Net Assets, End of Period (000)........              $ 40,306      $101,373      $123,017       $ 91,404      $150,089     $101,528
  Ratio of Expenses to Average
    Daily Net Assets...................                  0.45%         0.45%         0.45%/1/       0.43%         0.43%        0.43%
  Ratio of Expenses to Average Daily
    Net Assets (including custody
    credits)...........................                  0.45%         0.45%         0.45%/1/       0.43%         0.43%        0.43%
  Ratio of Expenses to Average Daily
    Net Assets (excluding waivers)                       0.65%         0.65%         0.66%/1/       0.65%         0.66%        0.67%
  Ratio of Net Investment Income to
    Average Daily Net Assets...........                  3.19%         3.63%         2.80%/1/       3.22%         3.33%        3.25%

/1/  Annualized.

California Money Fund

================================================================================

Risk/Return Summary

Investment Goal:
The Fund seeks to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and stability of principal.

Investment Policies:
The Fund invests primarily in debt obligations issued by or on behalf of the State of California, and its authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as beneficial interests in municipal trust certificates and partnership trusts ("Municipal Obligations"). The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:
Although the Fund invests in money market instruments which the Adviser believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

The Fund is non-diversified. This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The Fund also concentrates its investments in California Municipal Obligations. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

Cash Plus Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in the Dollar Shares of the Fund by showing how the performance of the Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the average annual return for Dollar Shares of the Fund for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                     [GRAPH]

                              California Money Fund
                                 Dollar Shares/1/

                             Net Annualized Returns

                                  1992 - 2.36%
                                  1993 - 2.01%
                                  1994 - 2.48%
                                  1995 - 3.39%
                                  1996 - 2.96%
                                  1997 - 3.14%
                                  1998 - 2.88%
                                  1999 - 2.57%
                                  2000 - 3.12%
                                  2001 - 2.09%

                         January, 1992 - December, 2001

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 3.43% (for the quarter ended December 31, 2000) and the lowest quarterly return was 1.34% (for the quarter ended December 31, 2001).

The Fund's performance for the nine month period ending September 30, 2002 was 0.77%.

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                                    1 Year         5 Years       10 Years
                                                                    ------         -------       --------
California Money Fund Dollar Shares/1/                              2.09%          2.76%          2.71%

iMoneyNet, Inc.'s Money Fund Report:  California State
Specific Tax-Free Institutions - Only Money Fund Average*           2.09%          2.90%          2.83%


                                                                               7-Day Yield
                                                                         As of December 31, 2001
                                                                         -----------------------
California Money Fund Dollar Shares/1/                                              1.21%

iMoneyNet, Inc.'s Money Fund Report:  California State Specific
Tax-Free Institutions - Only Money Fund Average*                                    1.20%

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: California State Specific Tax-Free Institutions - Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of California State. The 7-day yield for iMoneyNet, Inc. is as of January 1, 2002. The 7-day yield for California Money Fund Dollar Shares as of January 1, 2002 was 1.21%.

Current Yield: You may call your financial institution to obtain the Fund's current 7-day yield.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

                                                California Money Fund
                                                   Cash Plus Shares
                                                   ----------------

Management Fees                                  .20%
Distribution (12b-1) Fees                        .35%
Other Expenses                                   .69%
         Administration Fees                              .20%
         Shareholder Servicing Fees                       .25%
         Miscellaneous                                    .24%
Total Annual Fund Operating Expenses/1/         1.24%
                                                =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined "Management Fees" and "Administration Fees" from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice. As a result of the waiver agreement, the Fund's net annual Fund operating expenses for the most recent fiscal year would have been as set forth below.


                                                          California Money Fund
                                                             Cash Plus Shares
                                                             ----------------
Management Fees (after current waivers)                       .08%
Distribution (12b-1) Fees                                     .35%
Other Expenses                                                .57%
         Administration Fees (after current waivers)                   .08%
         Shareholder Servicing Fees                                    .25%
         Miscellaneous                                                 .24%
Net Annual Fund Operating Expenses
         (after current waivers)                             1.00%
                                                             =====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            -------------------------------------------
                         California Money Fund
                            Cash Plus Shares

            -------------------------------------------

                      One Year               $
                   Three Years               $
                    Five Years               $
                     Ten Years               $
            ----------------------- -------------------

INVESTMENT STRATEGIES AND RISK DISCLOSURES

The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in California Municipal Obligations.

Substantially all of the Fund's assets are invested in Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund will invest at least 80% of its net assets in California Municipal Obligations. Dividends, regardless of their source, may be subject to local taxes. The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

The Fund invests in Municipal Obligations which are determined by the Adviser to present minimal credit risk pursuant to guidelines approved by the Trust's Board of Trustees pursuant to Rule 2a-7 under the 1940 Act and other rules of the SEC. Pursuant to Rule 2a-7, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and are Eligible Securities. Applicable Eligible Securities are:

    . instruments which are rated at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in one of the top two rating categories by two unaffiliated NRSROs, or one NRSRO if the security or guarantee was rated by only one NRSRO;

    . instruments issued or guaranteed by persons with short-term debt having such ratings;

    . unrated instruments determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such securities; and

    . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest and securities issued by the U.S. Government or any agency or instrumentality.

INVESTMENTS.  The Fund's investments may include the following:

Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Other Municipal Obligations in which the Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. In addition, the portfolio may include "moral obligation" bonds, which are bonds that are supported by the moral commitment but not the legal obligation of a state or community.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes issued by industrial development authorities and other governmental entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing. The Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Illiquid Securities. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Municipal Obligations. In making investments, the Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities.

Special Considerations Affecting the Fund. The Fund is concentrated in securities issued by the State of California or entities within the State of California and therefore, investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the net asset value of the Fund's portfolio.

General obligation bonds of the State of California are currently rated AA and AA2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Obligations. Significant financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Financial Highlights

The Cash Plus Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights table is intended to help you understand the California Money Fund Dollar Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the nine months ended October 31, 1999 and each year ended January 31 in the three year period ended January 31, 1999. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by __________________________, whose report, along with the Fund's financial statements, is _________________________ into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

California Money Fund Dollar Shares
The table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.


                                                                                  Nine Months
                                                                                    Ended
                                                Year Ended October 31,            October 31,        Year Ended January 31,
                                        2002           2001           2000          1999         1999          1998         1997
                                        ------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period...............................                $   1.00       $   1.00     $   1.00      $   1.00      $   1.00     $   1.00
                                                     --------       --------     --------      --------      --------     --------
   Income from Investment Operations:
   Net Investment Income.............                $0.0246        $ 0.0301     $ 0.0182      $ 0.0280      $ 0.0309     $ 0.0291
                                                     -------        --------     --------      --------      --------     --------
Less Distributions:
   Dividends to Shareholders from
     Net Investment Income...........                $(0.0246)      $(0.0301)    $(0.0182)     $(0.0280)     $(0.0309)    $(0.0291)
                                                     --------       --------     --------      --------      --------     --------
Net Asset Value, End of Period.......                $   1.00       $   1.00     $   1.00      $   1.00      $   1.00     $   1.00
                                                     --------       ========     ========      ========      ========     ========
Total Return.........................                    2.49%          3.05%        2.48%/1/      2.84%         3.14%        2.96%
Ratios/Supplemental Data:
   Net Assets, End of Period (000)...                $ 27,460       $ 10,212     $  8,288      $139,601      $130,547     $126,321
   Ratio of Expenses to Average
     Daily Net Assets................                    0.45%          0.45%        0.45%/1/      0.45%         0.45%        0.45%
   Ratio of Expenses to Average
     Daily Net Assets (including
     custody credits)................                    0.44%          0.45%        0.45%/1/      0.45%         0.45%        0.45%
   Ratio of Expenses to Average
     Daily Net Assets (excluding
     waivers)........................                    0.69%          0.69%        0.70%/1/      0.70%         0.71%        0.73%
   Ratio of Net Investment Income to
      Average Daily Net Assets.......                    2.45%          2.98%        2.43%/1/      2.77%         3.09%        2.90%

____________________

/1/    Annualized.

New York Money Fund


Risk/Return Summary

Investment Goal:
The Fund seeks to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal.

Investment Policies:
The Fund invests primarily in debt obligations issued by or on behalf of the State of New York, and its authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as beneficial interests in municipal trust certificates and partnership trusts ("Municipal Obligations"). The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:
Although the Fund invests in money market instruments which the Adviser believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

The Fund is non-diversified. This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The Fund also concentrates its investments in New York Municipal Obligations. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

Cash Plus Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in the Institutional Shares of the Fund by showing how the performance of the Institutional Shares of the Fund has varied from year to year; and the average annual return for Institutional Shares of the Fund. The Table shows how the average annual return for Institutional Shares of the Fund for one, five and ten years compares to that of a selected market index. The Bar Chart and Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                               New York Money Fund
                             Institutional Shares/1/

                                     [GRAPH]

                             Net Annualized Returns

                                  1992 - 2.66%
                                  1993 - 2.22%
                                  1994 - 2.63%
                                  1995 - 3.69%
                                  1996 - 3.30%
                                  1997 - 3.48%
                                  1998 - 3.22%
                                  1999 - 2.99%
                                  2000 - 3.80%
                                  2001 - 2.47%

                         January, 1992 - December, 2001

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 4.03% (for the quarter ended December 31, 2000) and the lowest quarterly return was 1.65% (for the quarter ended December 31, 2001).

The Fund's performance for the nine month period ending September 30, 2002 was 0.94%.

The Fund's Average Annual Total Return for Periods Ended December 31, 2001


                                                                  1 Year       5 Years       10 Years
                                                                  ------       -------       --------
  New York Money Fund Institutional Shares/1/                     2.47%         3.19%         3.04%

  iMoneyNet, Inc.'s Money Fund Report:
    New York State Specific Tax-Free Institutions - Only
    Money Fund Average *                                          2.27%         2.94%         2.89%

                                                                              7-Day Yield
                                                                        As of December 31, 2001
                                                                        -----------------------
  New York Money Fund Institutional Shares/1/                                     1.58%

  iMoneyNet, Inc.'s Money Fund Report:
    New York State Specific Tax-Free Institutions - Only
    Money Fund Average*                                                           1.23%

/1/ Because the Cash Plus Shares of the Fund have not yet commenced operations, the performance is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Cash Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: New York State Specific Tax-Free Institutions - Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of New York State. The 7-day yield for iMoneyNet, Inc. is as of January 1, 2002. The 7-day yield for New York Money Fund Dollar Shares as of January 1, 2002 was 1.58%.

Current Yield: You may call your financial institution to obtain the Fund's current 7-day yield.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  New York Money Fund
                                                    Cash Plus Shares
                                                    ----------------
Management Fees                                      .20%
Distribution (12b-1) Fees                            .35%
Other Expenses                                       .69%
         Administration Fees                                 .20%
         Shareholder Servicing Fees                          .25%
         Miscellaneous                                       .24%
Total Annual Fund Operating Expenses/1/             1.24%
                                                    =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined "Management Fees" and "Administration Fees" from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice. As a result of the waiver agreement, the Fund's net annual Fund operating expenses for the most recent fiscal year would have been as set forth below.

                                                         New York Money Fund
                                                          Cash Plus Shares
                                                          ----------------

Management Fees (after current waivers)                  .08%
Distribution (12b-1) Fees                                .35%
Other Expenses                                           .57%
     Administration Fees (after current waivers)                .08%
     Shareholder Servicing Fees                                 .25%
     Miscellaneous                                              .24%
Net Annual Fund Operating Expenses
     (after current waivers)                            1.00%
                                                        =====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                --------------------------------------
                           New York Money Fund
                             Cash Plus Shares
                --------------------------------------

                         One Year            $
                      Three Years            $
                       Five Years            $
                        Ten Years            $
                ------------------------ -------------

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in New York Municipal Obligations.

Substantially all of the Fund's assets are invested in Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time. The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC. The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

    . securities which are rated at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in one of the top two rating categories by two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

    . securities issued or guaranteed by persons with short-term debt having such ratings;

    . unrated securities determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such securities; and

    . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

INVESTMENTS. The Fund's investments may include the following:

Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Other Municipal Obligations in which the Fund may invest include custodial receipts, tender options bonds and Rule 144A securities. In addition, the portfolio may also include "moral obligation" bonds, which are bonds that are supported by the moral commitment but not the legal obligation of a state or community.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes issued by industrial development authorities and other governmental entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing. The Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Illiquid Securities. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Special Considerations Affecting the Fund. The Fund is concentrated in securities issued by the State of New York or entities within the State of New York and therefore, investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than if the Fund's assets were not so invested.

Municipal Obligations. In making investments, the Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities.

Financial Highlights

The Cash Plus Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights table is intended to help you understand the New York Money Fund Institutional Shares' financial performance for the past five years, including each year ended October 31 in the two year period ended October 31, 2001, the three months ended October 31, 1999 and each year ended July 31 in the three year period ended July 31, 1999. The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by __________________________, whose report, along with the Fund's financial statements, is _________________________ into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

New York Money Fund Institutional Shares
The table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each period presented.

                                                                                 Three Months
                                                                                    Ended
                                                Year Ended October 31,           October 31,             Year Ended July 31,
                                            2002       2001          2000            1999       1999         1998          1997
                                         ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..               $   1.00      $   1.00      $   1.00     $   1.00     $   1.00      $   1.00
                                                     --------      --------      --------     --------     --------      --------
   Income from Investment Operations:
    Net Investment Income.............               $ 0.0285      $ 0.0364      $ 0.0076     $ 0.0289     $ 0.0336      $ 0.0334
                                                     --------      --------      --------     --------     --------      --------
Less Distributions:
   Dividends to Shareholders from
    Net Investment Income.............               $(0.0285)     $(0.0364)     $(0.0076)    $(0.0289)    $(0.0336)     $(0.0334)
                                                     --------      --------      --------     --------     --------      --------
Net Asset Value, End of Period........               $   1.00      $   1.00      $   1.00     $   1.00     $   1.00      $   1.00
                                                     ========      ========      ========     ========     ========      ========
Total Return..........................                   2.89%         3.71%         3.06%/1/     2.93%        3.41%         3.39%
Ratios/Supplemental Data:
   Net Assets, End of Period (000)....               $369,989      $302,194      $323,247     $295,728     $318,091      $269,821
   Ratio of Expenses to Average
     Daily Net Assets.................                   0.20%         0.19%         0.20%/1/     0.20%        0.20%         0.20%
   Ratio of Expenses to Average
     Daily Net Assets (including
     custody credits).................                   0.19%         0.20%         0.20%/1/     0.20%        0.20%         0.20%
   Ratio of Expenses to Average
     Daily Net Assets (excluding
     waivers).........................                   0.44%         0.46%         0.50%/1/     0.48%        0.48%         0.49%
   Ratio of Net Investment Income to
     Average Daily Net Assets.........                   2.82%         3.61%         3.02%/1/     2.87%        3.35%         3.34%

--------------------

/1/  Annualized.

MANAGEMENT OF THE FUND

Investment Adviser
The Adviser, a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., serves as the Trust's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $79.7 billion. BIMC (formerly known as PNC Institutional Management Corporation) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809.

As investment adviser, BIMC makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program. In addition, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the Trust's co-administrator, have contractually agreed to waive fees and reimburse expenses otherwise payable to them. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. BIMC and PFPC will be entitled to receive the following fees as a percentage of each Fund's average net assets:

                                 Administration Fees
                                     received by       Investment Advisory Fees
                     Fund           BIMC and PFPC          received by BIMC
                     ----           -------------          ----------------

                     TempCash           0.13%                    0.13%
                      FedFund           0.12%                    0.12%
                     MuniCash           0.17%                    0.17%
        California Money Fund           0.20%                    0.20%
          New York Money Fund           0.20%                    0.20%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

SHAREHOLDER INFORMATION

Price of Fund Shares

         A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempCash and FedFund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern Time). The net asset value of TempCash and FedFund is determined as of 6:00 PM Eastern Time. The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

         On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares

         Cash Plus Shares may be purchased through an account maintained by your financial institution. Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days. Payment for shares may be made only in federal funds or other funds immediately available to PNC Bank, N.A.

         The chart below outlines the deadlines for execution of purchase orders. Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A., an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Cash Plus Shares.

                  Portfolio                                     Time
                  ---------                                     ----

                 TempCash                               3:00 PM Eastern Time
                 FedFund                                3:00 PM Eastern Time
                 MuniCash                              12:00 Noon Eastern Time
                 California Money Fund                 12:00 Noon Eastern Time
                 New York Money Fund                   12:00 Noon Eastern Time

         Purchases of Shares of each Fund may be effected through a Cash Plus account (an "Account") through procedures and requirements established by your financial institution. Beneficial ownership of Cash Plus Shares will be recorded by your financial institution and will be reflected in Account statements. Your financial institution may impose minimum investment Account requirements. Even if your financial institution does not impose a sales charge for purchases of Cash Plus Shares, depending on the terms of an Account, your financial institution may charge an Account certain fees for automatic investment and other services provided to an Account. Information concerning Account requirements, services and charges should be obtained from your financial institution, and should be read in conjunction with this Prospectus.

         Certain Accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase an Account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. The frequency of investments and the minimum investment requirement will be established by your financial institution and the Trust. In addition, your financial institution may require a minimum amount of cash and/or securities to be deposited in an Account to participate in the sweep program. Each investor desiring to use this privilege should consult his financial institution for details.

Redemption of Shares

         Cash Plus Shares may be redeemed at any time through a representative of your financial institution. If the Shares are owned beneficially through an Account, they may be redeemed in accordance with instructions and limitations pertaining to such Account. Cash Plus Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

         On any Business Day, payment for redeemed shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

                    Portfolio                                    Time
                    ---------                                    ----

                  TempCash                                3:00 PM Eastern Time
                  FedFund                                 3:00 PM Eastern Time
                  MuniCash                               12:00 Noon Eastern Time
                  California Money Fund                  12:00 Noon Eastern Time
                  New York Money Fund                    12:00 Noon Eastern Time

         The Funds shall have the right to redeem Cash Plus Shares held by any Account if the value of such shares is less than $500 (other than due to market fluctuations), after sixty days' prior written notice to the shareholder. If during the sixty-day period the shareholder increases the value of its Cash Plus Shares to $500 or more, no such redemption shall take place. If the value of a shareholder's Cash Plus Shares falls below an average of $500 in any particular calendar month, the Account may be charged an account maintenance fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Cash Plus Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." An institution redeeming shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

         Your financial institution may also redeem each day a sufficient number of Cash Plus Shares to cover debit balances created by transactions in an Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

         Your financial institution reserves the right to waive or modify criteria for participation in an Account or to cancel participation in an Account for any reason.

Cash Plus Distribution Plan and Shareholder Services Plan

        Pursuant to a Distribution Plan (12b-1 Plan) adopted by the Trust's Board of Trustees, the Fund entered into an agreement with your financial institution. The agreement will require your financial institution to provide distribution and sales support to its customers who are the beneficial owners of such shares in consideration of the payment of a fee of up to 0.35% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares of each of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund, held by your financial institution. Because such fees are paid out of the Funds' assets on an on-going basis, over time fees will increase the cost of an investment and may cost more than paying other types of sales charges. The distribution and sales support and shareholder services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreement, your financial institution is required to provide to its customers a schedule of any fees that it may charge customers in connection with their investments in Cash Plus Shares.

        Pursuant to a Shareholder Services Plan adopted by the Trust's Board, a Fund will enter into an agreement with your financial institution. The agreement will require your financial institution to provide services to its customers who are the beneficial owners of such shares in consideration of a Fund's payment of up to 0.50% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by it. Such services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreement, your financial institution is required to provide its customers a schedule of any fees that it may charge customers in connection with their investments in Cash Plus Shares.

        Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Cash Plus Shares. (See also "Management of the Fund - Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Cash Plus Shares.

Dividends and Distributions

        Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder.

        Shareholders' dividends are automatically reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash.

Federal Taxes

        Distributions paid by TempCash and FedFund will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

        MuniCash, California Money Fund and the New York Money Fund anticipate that substantially all of their income dividends will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes

        Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

        Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

        The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                      * * *

        PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the Funds, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

        The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Where to Find More Information

The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling their financial institution.

For purchases and redemption orders, please call your financial institution.

Written correspondence may be sent to your financial institution.

For yield information call: 1-800-821-6006

        Cash Plus TempCash Code: ...........................................
        Cash Plus FedFund Code: ............................................
        Cash Plus MuniCash Code: ...........................................
        Cash Plus California Money Fund Code: ..............................
        Cash Plus New York Money Fund Code: ................................

Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The BlackRock Provident Institutional Funds 1940 Act File No. is 811-2354.

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                      Statement of Additional Information

                               December __, 2002

         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus for the Cash Plus Shares of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund, as it may from time to time be supplemented or revised. No investment in shares should be made without reading the Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Annual Reports for each of the Funds may be obtained, without charge, by writing BlackRock Provident Institutional Funds, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Provident Institutional Funds at 1-800-821-7432. The financial statements for the Dollar Shares of TempCash, FedFund, MuniCash and California Money Fund and the Institutional Shares of the New York Money Fund included in the Annual Reports of each of the Funds are _________________________ into this Statement of Additional Information.


Table of Contents                                                                                              Page

GENERAL INFORMATION.......................................................................................       3

INVESTMENT STRATEGIES, RISKS AND POLICIES.................................................................       4

         Portfolio Transactions...........................................................................       4

         Investment Instruments and Policies..............................................................       5

         Variable and Floating Rate Instruments...........................................................       5

         Repurchase Agreements............................................................................       5

         Securities Lending...............................................................................       7

         Reverse Repurchase Agreements....................................................................       7

         When-Issued and Delayed Settlement Transactions..................................................       8

         U.S. Government Obligations......................................................................       8

         Mortgage-Related and Other Asset-Backed Securities...............................................       8

         Banking Industry Obligations.....................................................................      11

         Special Risk Considerations Regarding Foreign Investments........................................      11

         Investment Company Securities....................................................................      12

         Municipal Obligations............................................................................      12

         Restricted and Other Illiquid Securities.........................................................      14

         Stand-By Commitments.............................................................................      15


         Domestic Issuers.................................................................................      15

         Special Considerations with Respect to California Money Fund.....................................      15

         Fiscal Year 2001-02 Budget.......................................................................      16

         Special Considerations Relating To New York Municipal Obligations................................      29

INVESTMENT LIMITATIONS....................................................................................      44

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................................      46

         In General.......................................................................................      46

         Net Asset Value..................................................................................      47

MANAGEMENT OF THE FUNDS...................................................................................      48

         Trustees and Officers............................................................................      48

         Investment Adviser...............................................................................      53

         Co-Administrators................................................................................      55

         Distributor......................................................................................      56

         Custodian and Transfer Agent.....................................................................      57

         Service Organizations............................................................................      58

         Expenses.........................................................................................      60

ADDITIONAL INFORMATION CONCERNING TAXES...................................................................      60

DIVIDENDS.................................................................................................      61

         General..........................................................................................      61

ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION........................................................      62

ADDITIONAL DESCRIPTION CONCERNING SHARES..................................................................      65

COUNSEL...................................................................................................      66

AUDITORS..................................................................................................      66

FINANCIAL STATEMENTS......................................................................................      66

MISCELLANEOUS.............................................................................................      67

         Shareholder Vote.................................................................................      67

         Securities Holdings of Brokers...................................................................      67

         Certain Record Holders...........................................................................      67

APPENDIX A................................................................................................     A-1

                               GENERAL INFORMATION

                BlackRock Provident Institutional Funds (the "Trust") was organized as a Delaware business trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc. ("Temp"); (2) Trust for Federal Securities ("Fed"); (3) Municipal Fund for Temporary Investment ("Muni"); (4) Municipal Fund for California Investors, Inc. ("Cal Muni") and (5) Municipal Fund for New York Investors, Inc. ("NY Muni") (each a "Predecessor Company," collectively the "Predecessor Companies"). The Predecessor Companies were comprised of the following portfolios (each, a "Fund" or "Predecessor Fund," collectively, the "Funds" or "Predecessor Funds"): Temp - TempFund and TempCash; Fed - FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; Muni - MuniFund and MuniCash; Cal Muni - California Money Fund; and NY Muni - New York Money Fund.

                The Funds commenced operations as follows: TempFund - October 1973; FedFund - October 1975; MuniFund - February 1980; California Money Fund - February 1983 and New York Money Fund - March 1983.

                The fiscal year end for each of the Predecessor Companies and their respective Funds was as follows: Temp - September 30, Fed - October 31, Muni - November 30, Cal Muni - January 31 and NY Muni - July 31. The Trust's current fiscal year end for each of the Funds is October 31. This Statement of Additional Information contains various charts with respect to fees and performance information of the Predecessor Companies and/or Predecessor Funds.

                On February 10, 1999, each of the Predecessor Funds was reorganized into a separate series of the Trust. The Trust is a no-load open-end management investment company. Currently, the Trust offers shares of each of ten Funds - TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund. The California Money Fund and New York Money Fund are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds offers a class of Shares to institutional investors ("Institutional Shares"). Each of the Funds also offers to institutional investors, such as banks, savings and loan associations and other financial institutions ("Service Organizations"), four separate classes of shares, Administration, Cash Management, Cash Reserve and Dollar Shares. TempFund, FedFund MuniFund, California Money Fund and New York Money Fund offer to broker-dealers, who provide assistance in the sale of shares and institutional services to their customers, a separate class of shares, Plus Shares. TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund offer Bear Sterns Shares to Bear Stearns Securities Corp. and its affiliates ("Bear Stearns"), who provides assistance in the sale of shares and institutional services to Bear Sterns customers. TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund offer Cash Plus Shares to financial services institutions who provide assistance in the sale of shares and institutional services to their customers.

                On January 29, 2001, the Trust changed its name from Provident Institutional Funds to BlackRock Provident Institutional Funds.

                    INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

                Subject to the general control of the Board of Trustees, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), the Trust's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

                Investment decisions for each Fund are made independently from those of the Trust's other portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities, including the Fund. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

                The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and BlackRock Distributors, Inc. ("BDI") , or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Cash Plus Shares, Bear Stearns Shares, Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares and Plus Shares.

                The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Instruments and Policies

                The following supplements the description of the investment instruments and/or policies which are applicable to the Funds.

                Variable and Floating Rate Instruments. The Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

                Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

                In determining a Fund's average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund's average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy a Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. A Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

                Repurchase Agreements. TempCash and FedFund may purchase repurchase agreements. In a repurchase agreement, a Fund purchases money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. The securities subject to a repurchase agreement may bear maturities exceeding 13 months, provided the repurchase agreement itself matures in 13 months or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (an "NRSRO") (or by the only NRSRO providing a rating), or, if unrated, determined to be of comparable quality by BIMC. If the collateral does not satisfy the foregoing requirements, the counterparty to the repurchase transaction must satisfy those requirements. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. Collateral for repurchase agreements entered into by TempCash and FedFund may also include classes of collateralized mortgage obligations ("CMOs") issued by agencies and instrumentalities of the U.S. Government, such as interest only ("IOs") and principal only ("POs") securities, residual interests, planned amortization class ("PACs") certificates and targeted amortization class (TACs) certificates. See "Mortgage-Related and Other Asset-Backed Securities" for information about IOs, POs, PACs and TACs.

                The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

                The Trust, BlackRock Advisors, Inc. and The PNC Financial Services Group, Inc. ("PNC") have received exemptive relief (the "Order") from the SEC permitting the Trust, in connection with PNC's subsidiary banks' same day sweep program, to engage in overnight repurchase transactions in which PNC, or any entity that controls, is controlled by or is under common control with PNC (collectively, the "PNC Companies"), is the counterparty. The Order requires that, among other things: (i) each repurchase agreement transaction be effected pursuant to a master repurchase agreement between the Trust and the participating PNC Companies; (ii) the PNC Companies maintain at all times in a segregated sub-custodian account, in the name of the Trust for the benefit of the applicable series, collateral having a value, when added to the value of the collateral collateralizing any overnight repurchase agreements the PNC Companies have outstanding at that time, at least equal to the amount necessary to collateralize fully repurchase agreements with the Trust on behalf of each applicable series in an amount equal to the maximum amount that may be invested by the Trust on behalf of the applicable series in repurchase agreements for which any of the PNC Companies is the counterparty (the "Maximum Purchase Amount"); (iii) the master repurchase agreement be collateralized only by securities that are, except as to maturity, first-tier securities that are eligible collateral for all of the applicable series under the Prospectus and Statement of Additional Information and Rule 2a-7 under the 1940 Act and that enable the repurchase agreements to be treated as such under the United States Bankruptcy Code and analog provisions of the United States banking laws; (iv) before any repurchase agreement is entered into pursuant to the Order, the Adviser obtain and document competitive quotations from at least two other dealers with respect to repurchase agreements comparable to the type of repurchase agreement involved, except that if quotations are unavailable from two such dealers only one other competitive quotation is required; (v) before entering into a transaction pursuant to the exemption, a determination is required in each instance, based upon the information available to the Adviser, that the interest rate to be earned from the repurchase agreement to be entered into with any PNC Company is at least equal to that available from the repurchase agreements with respect to which quotes were obtained; (vi) the Trust limit the amount of each series' net assets that may be invested pursuant to the Order with the PNC Companies to not more than 15% of a series' net assets; (vii) PNC designate certain bank officers to be responsible for monitoring the daily operation of the sweep program and establish a committee comprised of such officers and PNC's internal auditors to monitor the program, enforce procedures established to ensure compliance with the Order and report periodically to the Trust's Board of Trustees concerning such program; and (viii) the Trust's Board of Trustees establish procedures reasonably designed to ensure compliance with the Order's conditions.

                Securities Lending. Each of TempCash and FedFund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Adviser to be creditworthy.

                Reverse Repurchase Agreements. Each of TempCash and FedFund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

                A Fund's investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account, liquid securities at least equal to its purchase obligations under these agreements. The Adviser will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counter party at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

                Reverse repurchases are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempCash and FedFund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transaction will be aggregated for purposes of this investment limitation.

                When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund's investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

                U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority, and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

                Mortgage-Related and Other Asset-Backed Securities. TempCash and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

                A Fund from time to time may purchase in the secondary market
(i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage ) or Midland Loan Services, Inc. ("Midland"), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

                Collateral for repurchase agreements entered into by TempCash and FedFund may also include classes of CMOs issued by agencies and instrumentalities of the U.S. Government. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including

GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. The market for CMOs may be more illiquid than those of other securities.

                Classes of CMOs include IOs, POs, PACs and TACs. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

                PACs are parallel pay REMIC pass-through or participation certificates ("REMIC Certificates"), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are more volatile than the PAC classes.

                TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC's payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular CMO class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

                TempCash may also invest in non-mortgage asset-backed securities (backed, e.g., by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

                The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

                In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

                Banking Industry Obligations. For purposes of TempCash's investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. TempCash may invest in U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank.

                Special Risk Considerations Regarding Foreign Investments. Investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject a Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

                Guaranteed Investment Contracts. TempCash may invest in guaranteed investment contracts and similar funding agreements ("GICs"). In connection with these investments, TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase GICs from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some GICs does not currently exist.

                Investment Company Securities. The Funds may invest in securities issued by other open-end investment companies that invest in the type of obligations in which such Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method (i.e., money market funds). Investments in the other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in "Investment Limitations" may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

                Municipal Obligations. TempCash, MuniCash, California Money
Fund and New York Money Fund may purchase municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

                From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. The Trust cannot predict what legislation or regulations, if any, may be proposed in

Congress or promulgated by the Department of Treasury as regards the federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

                The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually related to the credit standing of the corporate user of the facility involved.

                The Funds' portfolios may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

                An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

                The Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

                Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

                Restricted and Other Illiquid Securities. Rule 144A under the Securities Act of 1933 (the "1933 Act") allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security;
(5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

                Stand-By Commitments. MuniCash, California Money Fund and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

                Domestic Issuers. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' issuer.

Special Considerations with Respect to California Money Fund

                The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

                Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

                The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

                The combination of resurging exports, a strong stock market and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act.

                The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates (the "2001 Budget Act"). These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision") and at the time of adoption of the 2001 Budget Act in July, 2001. Those latest estimates projected General Fund revenues in 2000-01 of $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy through the end of calendar year 2000. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties (the "SFEU") balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve however was virtually depleted to provide advances to support the Department of Water Resources power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose.

                Fiscal Year 2001-02 Budget

                Background. The 2001-02 Governor's Budget, released January
10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01 (the "2002 Budget Act"). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

                The May Revision disclosed a reversal of the recent General
Fund financial trend as a result of the slowdown in economic growth in the State beginning in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected that General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001 Budget Act. Most of the drop was attributed to reduced personal income tax revenues, reflecting both slower job and wage growth and a severe decline in capital gains and stock option income normally included in personal income tax statistics. Lower corporate earnings were projected to result in a drop in the corporate income tax, while sales taxes were projected to increase slightly.

                Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

                The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

                Some of the important features of the 2001 Budget Act were the following:

                1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance and high-tech high schools.

                2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

                3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

                4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

                5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

                6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

                Recent Developments

                The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the U.S. as well as the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The Department of Finance has stated that it will update its economic and revenue forecasts for the current 2001-02 fiscal year when the Governor's 2002-03 Budget is released on January 10, 2002.

                The most recent economic report from the Department of Finance, issued in October, 2001, excluded any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in nonfarm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-02 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-02 budget year. These results were a reflection of economic conditions prior to the September 11 events.

                Personal income tax revenues comprised $489 million of the $608 million overall revenue shortfall in the first quarter of the current fiscal year. The bulk of the decline in personal income tax revenue was attributable to quarterly estimated payments, including payments related to capital gains and stock option activity. In the second calendar quarter of 2001, the S&P 500 index (an indicator used by the Department of Finance to project capital gains income) averaged 1234, 4.8 percent higher than the assumed level of 1177 used in the May 2001 forecast. From July 1 through September 10, the S&P 500 index averaged 1185 or 3.1 percent below the assumed level of 1222 for the third calendar quarter. However, by the end of the quarter, the index had fallen below 1100. Continued stock market weakness could likely result in further decline in revenues from capital gains and stock options.

                In addition, since enactment of the 2001 Budget Act, the Legislature has passed, and the Governor has signed into law, several additional spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02. These reduced revenues and increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion. If there appear to be significant pressures on the current year budget, the Administration may propose budgetary adjustments as part of the 2002-03 Governor's Budget to be released on January 10, 2002.

                In preparing the 2002-03 Proposed Budget, the Governor informed all State agencies to prepare 15 percent reduction proposals. Such cuts would not, however, apply to public safety activities or certain other expenditures which are mandatory, such as debt service.

                California Energy Matters

                Development of the Power Supply Program

                In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

                In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

                DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

                Financing the Power Supply Program

                Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.

                DWR projected that its funds on hand at October 2001 and projected revenues appeared to be sufficient to finance the Power Supply Program on an ongoing basis. This projection was predicated in part on the assumption that timely and favorable CPU action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.

                Interim loan requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR, such as requirements that the CPUC take certain of the actions described under "CPUC Action" below by a certain date. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections.

                The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds (the "Bonds"). Net proceeds of the Bonds will be required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the Bond sales is uncertain. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the Bonds.

                Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of Bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The Bonds are to be limited obligations of DWR payable solely from revenues and other funds held after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. See "CPUC Action" below. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the Bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.

                The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

                Power Supply Program after 2002

                DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by the Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the Bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

                CPUC Action

                Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August, DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing.

                  On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E and SCE and a servicing order as to DWR and PG&E pertaining to the Power Supply Program. PG&E applied to the CPUC for and was denied a rehearing of the servicing order pertaining to it and has challenged that order in Bankruptcy court. On September 20, 2001, the CPUC adopted a decision suspending the right of customers to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. The CPUC also adopted an interim rate order for SDG&E. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. On October 4, 2001, DWR filed an application for rehearing of the CPUC's decision vacating an earlier CPUC decision interpreting the CPUC's responsibilities to implement DWR's revenue requirement pursuant to the Power Supply Act.

                  Currently pending before the CPUC are rate actions pertaining to SCE and PG&E (and, if necessary, SDG&E) and related matters, including the establishment of the portion of retail rates charged to Customers for power being sold by DWR (based upon DWR's revenue requirement). A proposed order approving a rate agreement between DWR and the CPUC with respect to DWR charges was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options. The timing of CPUC approvals or their effective dates may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

                  Constitutional, Legislative and Other Factors

                  Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

                  Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

                  Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

                  The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

                  Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                  California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

                  These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

                  Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

                  Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                  In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                  Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                  Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                  Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                  Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

                  Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

                  Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

                  1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                  2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

                  3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

                  4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

                  5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

                  6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

                  7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

                  8. Permits these provisions to be amended exclusively by the voters of the State of California.

                  In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

                  In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

                  In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

                  In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

                  First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809
(2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

                  Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

                  Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

                  Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

                  Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

                  Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

                  Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

                  Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

                  Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

                  The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

                  Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

                  Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to Article II, section 9 of the California Constitution. Following Guardino, supra, in this regard, the court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Special Considerations Relating To New York Municipal Obligations

                  Some of the significant financial considerations relating to the New York Money Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

                  The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was January 31, 2002.

                  Recent Events. A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. At the request of the Governor of New York ("Governor"), the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City.

                  On an All Governmental Fund basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

                  Spending from State Funds or WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

                  On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

                  On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurance, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program
(EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

          On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Fiscal Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB.

          DOB now estimates a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expects that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the current year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projects a General Fund closing balance of $2.08 billion. This total includes a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the current year.

          DOB reports that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). The Financial Plan also supports $109 million in new spending related to homeland security, the WTC disaster, and economic development. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03, which consists of the balance in the State's Tax Stabilization Reserve Fund.

          The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described in most recent update to the Annual Information Statement. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

          In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

          In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

          In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

          Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and may produce results below DOB's current forecast.

          An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

          The United States Congress is expected to consider several economic stimulus packages during the winter. Certain components of these packages may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

          State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

          Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

          The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

          DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

          DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

          The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

          State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99 and 1999-2000). The 2001-02 Executive Budget, as amended, projected budget gaps of $5.7 billion in 2002-03. DOB projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.

          The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

          The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.43 billion, an increase of $2.55 billion, over 2000-01. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks. General Fund disbursements, including transfers to other funds, are projected to grow to $41.46 billion, an increase of $1.77 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.

          Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

          The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.08 billion, comprised of $1.13 billion in reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan); $710 million in the Tax Stabilization Reserve Fund ("TSRF"), after a planned $83 million deposit in 2001-02; $281 million in undesignated reserves; $81 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks) after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; $142 million in the Community Projects Fund ("CPF") (which finances legislative and gubernatorial initiatives); and $11 million in the Universal Pre-Kindergarten Fund.

          For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").

          Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

          Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

          The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

          Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

          An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

          The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

          The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

          The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

          The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

          The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

          Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor. (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.)

          Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

          The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

          Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. The City expects to be reimbursed for all of its direct costs for response and remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attack.

          Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, City and other sources which will be required.

          The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

          In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap, and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             INVESTMENT LIMITATIONS

          The following is a complete list of investment limitations and policies applicable to each of the Funds that may not be changed without the affirmative votes of the holders of a majority of each Fund's outstanding shares (as defined below under "Miscellaneous"):

          1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

          2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the Securities Act of 1933.

          3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

          4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

          5. A Fund may not purchase or sell commodities or commodities contracts.

          6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          7. TempCash and MuniCash: A Fund may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          8. TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          9. California Money Fund and New York Money Fund: A Fund may not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

          10. MuniCash: Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers' bond counsel or, in the case of derivative securities, sponsor's counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers' bond or in the case of derivative securities, sponsor's counsel, from regular federal income tax.

          The following is a list of non-fundamental investment limitations applicable to each of the Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

          1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          2.  TempCash, MuniCash, California Money Fund and New York Money Fund:
A Fund may not invest more than 10% of the value of the Fund's net assets in illiquid securities which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          3. California Money Fund and New York Money Fund: A Fund may not invest less than 80% of its assets in securities the interest on which is exempt from federal income taxes, except during defensive periods or during periods of unusual market conditions.

          4. FedFund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. The Board of Trustees may change the policies set forth in this non-fundamental investment limitation No. 4 without a vote of the shareholders of the Fund as long as shareholders are given 60 days' prior notice of the change.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          In General

          Information on how to purchase and redeem each Fund's shares is included in the Prospectus. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Trust's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, credit union, broker, dealer, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, national securities exchanges, registered securities associations, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program
(MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund's shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund's responsibilities under the 1940 Act or otherwise. If the Trust's Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund's class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

          Additionally, the Trust will not close early on a Business Day when the Bond Market Association recommends that the securities markets close early (a "BMA recommendation") unless such early Trust closing is consistent with the 1940 Act and the rules thereunder. Currently, the SEC staff does not believe that closing early because of a BMA recommendation is consistent with the 1940 Act. The Trust will notify the SEC staff if it intends to close early because of a BMA recommendation.

          Net Asset Value

          Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund's liabilities, and dividing the result by the number of outstanding shares in the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each of the portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Cash Plus Shares, Bear Stearns Shares, Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares and Cash Management Shares, respectively.

          In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

                             MANAGEMENT OF THE FUNDS

          Trustees and Officers

          The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

                                             Term                                          Number
                                              of                                            of
                                            Office/2/                                    Portfolios
                                              and                                         in Fund
                                            Length                                        Complex           Other
                                Position(s)   of                                         Overseen        Directorships
                                Held with    Time      Principal Occupation(s)              by             Held by
Name, Address and Age/1/          Trust     Served     During Past 5 Years                Trustee          Trustee
-----------------------           -----     ------     -------------------                -------          -------
G. Nicholas Beckwith, III       Trustee     3 years    President and Chief Executive      10
Age:  56                                               Officer, Beckwith Machinery
                                                       Company; First Vice
                                                       Chairman of the Board of
                                                       Directors, University of
                                                       Pittsburgh Medical Center
                                                       -Shady Side/Presbyterian
                                                       Hospitals; Second Vice
                                                       Chairman of the Board of
                                                       Directors, University of
                                                       Pittsburgh Medical Center
                                                       Health System; Brown
                                                       University's Corporation
                                                       Committee on Biomedical
                                                       Affairs; Trustee: Shady
                                                       Side Academy; Claude
                                                       Worthington Benedum
                                                       Foundation; Chatham
                                                       College.

Jerrold B. Harris               Trustee     3 years    Until September 1, 1999,           10
Age:  59                                               President and Chief
                                                       Executive Officer, VWR
                                                       Scientific Products Corp.;
                                                       Director, VWR Scientific
                                                       Products Corp; Trustee,
                                                       Ursinus College.

Rodney D. Johnson               Trustee     3 years    President, Fairmount               10
Age:  60                                               Capital Advisors, Inc.

Joseph P. Platt, Jr.            Trustee     3 years    Partner, Amarna Partners           10
Age:  54                                               (private investment company);
                                                       formerly, a Director and
                                                       Executive Vice President of
                                                       Johnson & Higgins.

Robert C. Robb, Jr.             Trustee     3 years    Partner, Lewis, Eckert, Robb &     10
Age:  56                                               Company (management and
                                                       financial consulting
                                                       firm); Trustee, EQK
                                                       Realty Investors;
                                                       Director, Tamaqua Cable
                                                       Products Company;
                                                       Director, Brynwood
                                                       Partners; former
                                                       Director, PNC Bank.

Ralph L. Schlosstein*           Trustee,    10 months  President and Director,            39 (29          Director,
Age:  50                        Chairman               BlackRock, Inc.; Trustee:          related to      BlackRock Family
                                and                    Visiting Board of Overseers of     BlackRock       of Closed-End
                                President              John F. Kennedy School of          Closed-End      Funds.
                                                       Government of Harvard              Funds)
                                                       University; Financial
                                                       Institutions Center of The
                                                       Wharton School of the University
                                                       of Pennsylvania; Trinity School;
                                                       New Visions for Public Education.

Kenneth L. Urish                Trustee       3 years  Managing Partner, Urish Popeck &   10
Age:  51                                               Co. LLC (certified public
                                                       accountants and consultants).

Frederick W. Winter               Trustee       3 years  Dean, Joseph M. Katz School of      10       Director, Alkon
Age:  57                                                 Business - University of                     Corporation
                                                         Pittsburgh; formerly, Dean,                  (1992-present).
                                                         School of Management - State
                                                         University of New York at
                                                         Buffalo (1994-1997); former
                                                         Director, Rand Capital
                                                         (1996-1997); former Director,
                                                         Bell Sports (1991-1998).

Paul Audet                        Treasurer     1 Year   Managing Director and Chief
BlackRock, Inc.                                          Financial Officer, BlackRock,
40 East 52/nd/ Street                                    Inc. (since 1998); Senior Vice
New York, NY  10154                                      President, PNC Bank Corp.
Age:  48                                                 (1991-1998)

Ellen L. Corson                   Assistant     1 Year   Vice President and Director of
PFPC Inc.                         Treasurer              Mutual Fund Accounting and
400 Bellevue Parkway, 4/th/ Floor                        Administration, PFPC Inc. (since
Wilmington, DE  19809                                    November 1997); Assistant Vice
Age:  37                                                 President, PFPC Inc. (March 1997
                                                         to November 1997); Senior
                                                         Accounting Officer, PFPC Inc.
                                                         (March 1993 to March 1997).

W. Bruce McConnel                 Secretary     3 years  Partner of the law firm of
Drinker Biddle & Reath LLP                               Drinker Biddle & Reath LLP,
One Logan Square                                         Philadelphia, Pennsylvania.
18/th/ & Cherry Streets
Philadelphia, PA  19103-6996
Age:  59

Anne Ackerley                     AML           3 months
BlackRock, Inc.                   Compliance
40 East 52/nd/ Street             Officer
New York, NY 10154
Age:

_______________

1. Each Trustee may be contacted by writing to the Trustee, c/o BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809; Attn: Brian Kindelan.

2. Each Trustee serves until his respective successor has been duly elected and qualified. Each officer serves a one-year term.

* Mr. Schlosstein is an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Trust and owns securities of BlackRock, Inc., which is BIMC's parent.

          The Trust's Board has an Audit Committee, Governance Committee and a Nominating Committee. The Audit Committee, which consists of Messrs. Urish, Harris and Platt, supervises the Trust's independent auditors, PricewaterhouseCoopers LLP. The Audit Committee met three times during the Trust's fiscal year ended October 31, 2001. The Trust's Governance Committee is comprised of Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act). Its purpose is, among other things: (i) to act as liaison between the Trust and its service providers; (ii) to establish and review fund governance policies and practices; and (iii) to consider and vote on matters requiring the approval of the Trust's disinterested Trustees. The Governance Committee met twice during the Trust's fiscal year ended October 31, 2001. The Nominating Committee, which consists of Messrs. Beckwith,

Robb and Winter, all of whom are disinterested Trustees, is responsible for considering candidates for election to the Trust's Board in the event a position is vacated or created. The Nominating Committee met once during the Trust's fiscal year ended October 31, 2001. At that meeting held on May 9, 2001, the Nominating Committee nominated Mr. Schlosstein for election to the Trust's Board and to be Chairman and President of the Trust. The Nominating Committee will consider nominees recommended by the Trust's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary.

                  The following provides certain information about the fees received by the Trustees of the Trust for the year ending October 31, 2001.

=================================================================================================================
                                                                                                     Total
                                                      Pension or                               Compensation from
                                                      Retirement           Estimated               Trust and
                                  Aggregate            Benefits              Annual              Trust Complex
       Name of Person,           Compensation      Accrued as part       Benefits upon              Paid to
          Position                From Trust      Of Trust Expenses        Retirement              Trustees
-----------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III,         $46,000               N/A                  N/A                   $46,000
Trustee
-----------------------------------------------------------------------------------------------------------------
Jerrold B. Harris, Trustee         $48,500               N/A                  N/A                   $48,500
----------------------------------------------------------------------------------------------------------------
Rodney D. Johnson, Trustee         $56,000               N/A                  N/A                   $56,000
-----------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr., Trustee      $46,000               N/A                  N/A                   $46,000
-----------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr., Trustee       $46,000               N/A                  N/A                   $46,000
-----------------------------------------------------------------------------------------------------------------
Ralph L. Schlosstein*,             $     0               N/A                  N/A                   $     0
Trustee, Chairman and
President
-----------------------------------------------------------------------------------------------------------------
Kenneth L. Urish, Trustee          $46,000               N/A                  N/A                   $46,000
-----------------------------------------------------------------------------------------------------------------
Frederick W. Winter, Trustee       $46,000               N/A                  N/A                   $46,000
=================================================================================================================

* This trustee is considered by the Trust to be an "interested person" of the Trust as defined by the 1940 Act.

          The directors and officers of the Trust as a group owned less than 1% of the shares of each of the Funds.

          Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. No employee of BDI, BIMC, PFPC or PNC Bank receives any compensation from the Trust for acting as an officer or director of the Trust.

Investment Adviser

          The advisory services provided by BIMC are described in the Funds' Prospectus. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                                    TempFund:
                                    --------
         Annual Fee                                           Average Net Assets
         ----------                                           ------------------
           .175%............................................  of the first $1 billion
           .150%............................................  of the next $1 billion
           .125%............................................  of the next $1 billion
           .100%............................................  of the next $1 billion
           .095%............................................  of the next $1 billion
           .090%............................................  of the next $1 billion
           .080%............................................  of the next $1 billion
           .075%............................................  of the next $1 billion
           .070%............................................  of amounts in excess of $8 billion.

                                    MuniFund:
                                    --------
         Annual Fee                                          Average Net Assets
         ----------                                          ------------------
           .175%............................................  of the first $1 billion
           .150%............................................  of the next $1 billion
           .125%............................................  of the next $1 billion
           .100%............................................  of the next $1 billion
           .095%............................................  of the next $1 billion
           .090%............................................  of the next $1 billion
           .085%............................................  of the next $1 billion
           .080%............................................  of amounts in excess of $7 billion.

                                    Fed Fund:
                                    --------
         Annual Fee                                           Average Net Assets
         ----------                                           ------------------
           .175%............................................  of the first $1 billion
           .150%............................................  of the next $1 billion
           .125%............................................  of the next $1 billion
           .100%............................................  of the next $1 billion
           .095%............................................  of the next $1 billion
           .090%............................................  of the next $1 billion
           .085%............................................  of the next $1 billion
           .080%............................................  of amounts in excess of $7 billion.

                 California Money Fund and New York Money Fund:

              Annual Fee                             A Fund's Average Net Assets
              ----------                             ---------------------------

                0.20%................................  of the average net assets

          PFPC, as described below under "Co-Administrators," and BIMC are co-administrators of the Trust. They may from time to time reduce their fees to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Funds' average net assets.

          The following chart provides information with respect to the advisory fees paid (net of waivers) and advisory fees waived during the fiscal year or period ended October 31 (unless otherwise indicated) of each Fund ended in 2001, 2000 and 1999.

---------------------------------------------------------------------------------------------------------------
         FUND                             2001                           2000                        1999
---------------------------------------------------------------------------------------------------------------
                            ADVISORY     ADVISORY       ADVISORY      ADVISORY          ADVISORY    ADVISORY
                           FEES PAID      FEES         FEES PAID        FEES              FEES        FEES
                                         WAIVED                        WAIVED             PAID       WAIVED
---------------------------------------------------------------------------------------------------------------
TempCash+                  $3,661,811    $2,612,964    $2,555,420      $2,130,642     $2,818,512     $2,151,178
---------------------------------------------------------------------------------------------------------------
FedFund                     1,759,005       732,574       882,975         453,345        764,530        406,724
---------------------------------------------------------------------------------------------------------------
MuniCash*                     379,658       523,396       320,470         453,423        297,756        471,218
---------------------------------------------------------------------------------------------------------------
California Money Fund**       464,412       666,698       485,210         742,315        505,469        839,248
---------------------------------------------------------------------------------------------------------------
New York Money Fund++         290,175       451,363       213,949         390,526        189,702        463,605
---------------------------------------------------------------------------------------------------------------

    + The information in the 1999 section of the chart relates to the fiscal year ended September 30, 1999. For the one month ended October 31, 1999, TempCash paid advisory fees of $153,069 and advisory fees of $167,774 were waived.

    * The information in the 1999 section of the chart relates to the eleven months ended October 31, 1999.

    ** The information in the 1999 section of the chart relates to the twelve months ended January 31, 1999. For the nine months ended October 31, 1999, California Money Fund paid advisory fees of $347,895, and advisory fees of $615,723 were waived.

    ++ The information contained in the 1999 section of the chart relates to the fiscal year ended July 31, 1999. For the three months ended October 31, 1999, New York Money Fund paid advisory fees of $38,851 and advisory fees of $118,586 were waived.

          At a meeting held on February 12, 2002, the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Trust's investment advisory agreements with BIMC with respect to the Funds, for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of BIMC's services provided to each Fund and BIMC's experience and qualifications. The Trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and BIMC's fee waivers and expense reimbursements for each Fund; the profitability to the BIMC of its services to the Trust, and possible economies of scale; and other compensation or possible benefits to BIMC arising from its relationship with the Trust. The Trustees also considered the personnel and resources of BIMC, the overall nature and quality of BIMC's services and the specific provisions of the investment advisory agreement.

          After discussion, the Board of Trustees concluded that BIMC had the capabilities, resources and personnel necessary to continue to manage the Trust. The Board of Trustees also concluded that based on the services that BIMC would provide to the Trust under the investment advisory agreement and the expenses incurred by BIMC in the performance of such services, the compensation to be paid to BIMC was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with BIMC for an additional one-year period.

Co-Administrators

          BIMC and PFPC serve as the Trust's co-administrators. PFPC has its principal business address at 400 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. and is an affiliate of BIMC. As the Trust's co-administrators, BIMC and PFPC have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations;
(ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assisting the Trust in relation to routine regulatory examinations and investigations, and work with the Trust's counsel in connection with regulatory matters and litigation.

          For administrative services, the co-administrators are entitled jointly to receive fees, computed daily and payable monthly, at the annual rates described below. In addition, the co-administrators have agreed to reduce their fees to ensure that combined "Management Fees" and "Administration Fees" (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, fees paid pursuant to Distribution Agreements and extraordinary expenses) do not exceed 0.18% of the average daily net assets of TempCash and 0.20% of the average daily net assets of FedFund, MuniCash, California Money Fund and

New York Money Fund. Any fees waived by the co-administrators with respect to a particular fiscal year are not recoverable.

            Annual Fee                        Average Net Assets
            ----------                        ------------------

            .175%                             of the first $1 billion
            .150%                             of the next $1 billion
            .125%                             of the next $1 billion
            .100%                             of amounts in excess of $3 billion

          The following chart provides information with respect to the administration fees (net of waivers) paid and administration fees waived during the fiscal years or period ended October 31 (unless otherwise indicated) of each Fund ended in 2001, 2000 and 1999.

----------------------------------------------------------------------------------------------------------------------
    FUND                             2001                          2000                             1999
----------------------------------------------------------------------------------------------------------------------
                        ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION
                          FEES PAID      FEES WAIVED       FEES PAID      FEES WAIVED     FEES PAID      FEES WAIVED
----------------------------------------------------------------------------------------------------------------------
TempCash+                $3,661,811     $2,612,964       $2,555,420     $2,130,642      $2,818,512      $2,151,178
----------------------------------------------------------------------------------------------------------------------
FedFund                   1,761,100        730,479          882,975        453,345         764,530         406,724
----------------------------------------------------------------------------------------------------------------------
MuniCash*                   379,658        523,396          320,470        453,423         297,756         471,218
------------------------------------------------------------------------------ -------------- ------------------------
California MoneyFund**      464,412        666,698          485,210        742,315         505,469         839,248
----------------------------------------------------------------------------------------------------------------------
New York Money Fund++       290,175        451,363          213,949        390,526         189,702         463,605
----------------------------------------------------------------------------------------------------------------------

+ The information in the 1999 section of the chart relates to the fiscal year ended September 30, 1999. For the one month ended October 31, 1999, TempCash paid administration fees of $153,069 and administration fees of $167,774 were waived.

* The information in the 1999 section of the chart relates to the eleven months ended October 31, 1999.

** The information in the 1999 section of the chart relates to the twelve months ended January 31, 1999. For the nine months ended October 31, 1999, California Money Fund paid administration fees of $347,895, and administration fees of $615,723 were waived.

++ The information contained in the 1999 section of the chart relates to the fiscal year ended July 31, 1999. For the three months ended October 31, 1999, New York Money Fund paid administration fees of $38,851 and administration fees of $118,586 were waived.

Distributor

          Effective as of January 2, 2001, BDI serves as the distributor of the Trust's shares. BDI, a wholly-owned subsidiary of PFPC Distributors, Inc., is a Delaware corporation and has its principal business address at 3200 Horizon Drive, King of Prussia, PA 19406. BIMC is an affiliate of PFPC Distributors, Inc. and BDI. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Trust to the distributor for its distribution services.

          Until January 1, 2001, Provident Distributors, Inc. ("PDI") served as distributor of the Trust's shares. At that time, PDI was acquired by PFPC Distributors, Inc.

Custodian and Transfer Agent

          Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of the Adviser, serves as each Fund's custodian, holding a Fund's portfolio securities, cash and other property. PFPC Trust Company has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, with an additional custodial services location at 200 Stevens Drive, Suite 410, Lester, Pennsylvania 19113. Under the Custodian Agreement, PFPC Trust Company has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Trustees concerning a Fund's operations.

          PFPC Trust Company is also authorized to select one or more banks or trust companies to serve as sub-custodian or agent on behalf of a Fund, provided that PFPC Trust Company shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian or agent chosen by PFPC Trust Company. Currently, PFPC Trust Company has chosen PNC Bank to serve as agent.

          The Trust has chosen Citibank, N.A. to serve as the Fund's Foreign Custody Manager. The Foreign Custody Manager shall provide custody services for the Fund's foreign assets under the Foreign Custody Agreement.

          Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to $.25 for each $1,000 of each Fund's average daily gross assets. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund. The fees of PNC Bank and Citibank, N.A. are paid by PFPC Trust Company and not the Funds.

          PFPC serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares;
(iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services.

Service Organizations

          The Funds may enter into agreements with financial services institutions ("financial institutions") requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust's agreements with financial institutions are governed by a Plan (called the "Cash Plus Shares Distribution Plan" and "Shareholder Servicing Plan" for the Cash Plus Shares, respectively), which have been adopted by the Trust's Board of Trustees pursuant to applicable rules and regulations of the SEC. Pursuant to the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Trust's agreements with each financial institution and the purposes for which the expenditures were made. In addition, the Trust's arrangements with each financial institution must be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          Pursuant to the Shareholder Services Plan, each of the Funds may enter into agreements with a financial institution requiring it to provide services to its customers who beneficially own Cash Plus Shares in consideration of a total of 0.50% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (i) answering customer's inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer's investments and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (iii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (iv) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payment from the particular series on behalf of customers; (vi) providing information periodically to customers showing their positions in a Series' Cash Plus Shares; (vii) arranging for bank wires; (viii) responding to customer inquires relating to the Series or the services performed by service organizations; (ix) providing sub-accounting with respect to a Series' shares beneficially owned by customers or the information necessary for sub-accounting;
(x) if required by law, forwarding shareholder communications from the particular series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing sweep services ("Sweep Services") which may include: (xii) providing the necessary computer hardware and software which links the service organization DDA system to an account management system;
(xiii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer's demand deposit accounts; (xiv) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (xv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (xvi) marketing and activities, including direct mail promotions that promote the sweep service, (xvii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (xviii) distribution of literature promoting sweep services,
(xix) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services.

          Pursuant to the Cash Plus Shares Distribution Plan (12b-1 Plan), the Funds may enter into an agreement with a financial institution requiring it to provide certain sales and support services to its shareholders who beneficially own Cash Plus Shares in consideration of 0.35% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of shareholders. Sales and support services provided by a financial institution may include, among other things, reasonable assistance in connection with the distribution of Cash Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders.

          The Board of Trustees have approved the Trust's arrangements contemplated by the Cash Plus Distribution Plan based on information provided to the Board that there is a reasonable likelihood that the arrangement will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust's arrangements under the Cash Plus Distribution Plan must be made in a manner approved by a majority of the Trust's Board of Trustees (including a majority of the Non-Interested Trustees), and any amendment to increase materially the costs under the Cash Plus Shares Distribution Plan adopted by the Board with respect to Cash Plus Shares must be approved by the holders of a majority of the outstanding Cash Plus Shares. So long as the Trust's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested directors.

          The Adviser, BDI, and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to a financial institution and other persons in connection with providing services to shareholders of the Trust. In addition, subject to applicable NASD regulations, the Adviser, BDI and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary depending upon such factors as the amounts that a financial institution's customers have invested (or may invest) in particular Funds, the particular program involved, or the amount of reimbursable expenses.

          There were no fees paid to Service Organizations with respect to the Trust's Cash Plus Shares as of the date of this Statement of Additional Information as there were no Cash Plus Shares outstanding.

Expenses

          A Fund's expenses include taxes, interest, fees and salaries of the Trust's Trustees and officers who are not Trustees, officers or employees of the Trust's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

                The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

                An investment in the Funds is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                   DIVIDENDS

General

                Each Fund's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and Trustees' fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Cash Plus Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

                As stated, the Trust uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

               ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION

                The "yields" and "effective yields" are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

                The following chart provides information with respect to the yields of the Dollar Shares of TempCash, FedFund, MuniCash and California Money Fund and the Institutional Shares of the New York Money Fund as of October 31, 2001. No information is provided regarding the yields with respect to the Cash Plus Shares of the Funds because the Class had no Shares outstanding on October 31, 2001.

------------------------------------------------------------------------------------------------------------------------

                                                           7 DAY                               30 DAY
------------------------------------------------------------------------------------------------------------------------
                                                                   COMPOUNDED                           COMPOUNDED
                                                                   EFFECTIVE                            EFFECTIVE
                                                   YIELD             YIELD               YIELD              YIELD
------------------------------------------------------------------------------------------------------------------------
TempCash Dollar                                      2.46%            2.49%              2.58%            2.61%
------------------------------------------------------------------------------------------------------------------------
FedFund Dollar                                       2.41%            2.44%              2.59%            2.62%
------------------------------------------------------------------------------------------------------------------------
MuniCash Dollar                                      2.01%            2.03%              2.00%            2.02%
------------------------------------------------------------------------------------------------------------------------
California Money Fund Dollar                         1.62%            1.63%              1.65%            1.66%
------------------------------------------------------------------------------------------------------------------------
New York Money Fund Institutional                    1.94%            1.96%              1.89%            1.91%
------------------------------------------------------------------------------------------------------------------------

                The following tax equivalent yields for the "Funds" assume a federal income tax rate of 28.00%, a New York income tax rate of 10.25% and a California income tax rate of 11.05%.

--------------------------------------------------------------------------------------------------------------
                                                                      7 DAY                  30 DAY
                                                              ------------------------------------------------
                                                                                         Tax Equivalent
                                                                 Tax Equivalent            Compounded
                                                                      Yield              Effective Yield
--------------------------------------------------------------------------------------------------------------
MuniCash Dollar                                                       3.27%                   3.29%
--------------------------------------------------------------------------------------------------------------
New York Money Fund Institutional                                     3.39%                   3.34%
--------------------------------------------------------------------------------------------------------------
California Money Fund Dollar                                          2.91%                   2.98%
--------------------------------------------------------------------------------------------------------------

                From time to time, in reports to shareholders or otherwise, a Fund's yield or total return may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the iMoneyNet, Inc. Money Fund Average, which is an average compiled by iMoneyNet, Inc.'s Money Fund Report(R) of Westborough, MA 01581, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                Yield and return will fluctuate, and any quotation of yield or return should not be considered as representative of the future performance of the Fund. Since yields and returns fluctuate, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield or return calculations; such fees, if charged, would reduce the actual yield or return from that quoted.

                The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

                From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in iMoneyNet, Inc.'s Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Such rankings represent the Funds' past performance and should not be considered as representative of future results.

                    ADDITIONAL DESCRIPTION CONCERNING SHARES

                The Trust was organized as a Delaware business trust on October 21, 1998. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, the classes authorized are Administration, Bear Stearns, Cash Management, Cash Plus, Cash Reserve, Dollar, Institutional and Plus.

                The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

                Holders of shares in a Fund in the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund's Cash Plus, Bear Stearns, Administration, Dollar, Plus, Cash Reserves and Cash Management Shares, as described in "Service Organizations" above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with its Service Organizations. Further, shareholders of each of the Trust's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the

Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

                Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust's Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                     COUNSEL

                Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

                _______________________________________________________________,
___________________,acts as special New York Counsel for the Trust and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning New York taxes and the description of special considerations relating to New York Municipal Obligations.______________ ________________________________________________, acts as special California
Counsel and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning California taxes and the description of special considerations relating to California Municipal Obligations.

                                    AUDITORS

                __________________________, with offices at ___________________,
_____________________________________________________ has been selected as the independent accountants of the Trust for the fiscal year ending October 31, 2002.

                              FINANCIAL STATEMENTS

                The Annual Report for the fiscal year ended October 31, 2001 has been filed with the Securities and Exchange Commission. The financial statements for the Dollar Shares of TempCash, FedFund, MuniCash and California Money Fund and the Institutional Shares of New York Money Fund in such Annual Report ("the Financial Statements") are __________________________ into this Statement of Additional Information. The Financial Statements for the Dollar Shares of TempFund, FedFund, MuniFund and California Money Fund and the Institutional Shares of New York Money Fund for the Trust have been audited by the

Trust's independent accountants, __________________________, whose reports thereon also appear in the Annual Report and are_______________________________. The Financial Statements for MuniCash for the year ended November 30, 1998 and the financial highlights for the three years in the period ended November 30, 1998 have been audited by MuniCash's former independent accountants, ________. The Financial Statements in the Annual Report for the Dollar Shares of TempCash, FedFund, MuniCash and California Money Fund and the Institutional Shares of New York Money Fund have been ____________ herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. The Financial Statements in the Annual Report contain no financial highlights for Cash Plus Shares of the Funds because Cash Plus Shares were not offered during the prior year.

                                  MISCELLANEOUS

Shareholder Vote

                As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of
(1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

                As of October 31, 2001, the value of TempFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: UBS Warburg LLC $2,930,000,000; Morgan Stanley & Co., Inc. $2,168,317,000; Goldman Sachs & Co. $1,308,547,000; Merrill Lynch & Co., Inc.
$1,284,317,000; Lehman Brothers, Inc. $363,000,000; J.P. Morgan Chase & Co.
$352,369,000; and Salomon Smith Barney, Inc. $166,165,000.

                As of October 31, 2001, the value of FedFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: UBS Warburg LLC $300,000,000; Morgan Stanley & Co., Inc. $250,000,000; J.P. Morgan Chase & Co. $200,000,000; and Lehman Brothers, Inc. $29,900,000.

Certain Record Holders

                As of October 1 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Institutional Shares were as follows: U.S. Trust Company of New York, Attn. Trading Operations, 499 Washington Boulevard, Jersey City, NJ 07310 (24.0%); Santa Barbara Bank & Trust, Attn. Mutual Funds, 1021 Anacapa Street, P.O. Box 2340, Santa Barbara, CA 93120 (8.1%); Bank of New York, Attn. Paul Rasmussen II, One Wall Street, New York, NY 10286 (8.0%); United California Bank, Attn. Trust Operations, P.O. Box 60078, Los Angeles,

CA 90060 (7.3%); Enterprise Trust & Investment, Attn. Harlan Yelland, 15425 Los Gatos Boulevard, Los Gatos, CA 95032 (7.1%); Exchange Bank, P.O. Box 208, Santa Rosa, CA 95402 (6.6%); First American Trust Co., 421 N. Main Street, Santa Ana, CA 92701 (5.8%); City National Bank, Attn. Nina Concio, P.O. Box 60520, Los Angeles, CA 90066.

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Dollar Shares were as follows: Santa Barbara Bank & Trust, 1021 Anacapa Street, P.O. Box 2340, Santa Barbara, CA 93120 (78.9%); SEI Trust Company, Attn. Mutual Funds, One Freedom Valley Drive, Oaks, PA 19456 (20.9%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Bear Stearns Shares were as follows:
Bear Stearns Securities Corp., Attn. D. Dilorenzo-Siegel, 1 Metro Tech Center North, Brooklyn, NY 11201 (100%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Institutional Shares were as follows: PNC Bank, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (45.9%); Allegheny County Treasurers, Attn. John Weinstein, Room 108, Court House, Pittsburgh, PA 15219 (9.9%); David H. Marion, Esq., Receiver, Attn. Barbara H. Grugan, P.O. Box 22473, Philadelphia, PA 19110 (6.9%); Pittsburgh Corning Corp., Attn. Joseph A. Kirby, 800 Presque Isle Drive, Pittsburgh, PA 15239 (5.5%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Bear Stearns Shares were as follows: Bear Stearns Securities Corp., Attn. D. Dilorenzo-Siegel, 1 Metro Tech Center North, Brooklyn, NY 11201 (100%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Dollar Shares were as follows: PNC Bank, Firstside Center P7-PFSC, 500 First Avenue, Pittsburgh, PA (95.5%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Institutional Shares were as follows: PNC Bank, Attn. Lawrence Lockwood, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (34.5%); Chicago Title & Trust Company, Attn. Kirsten Quinlan, 4050 Calle Real, Suite 120, Santa Barbara, CA 93110 (17.8%); Instinet Corp., Attn. Robert Cardone, Treasury Dept., 11/th/ Floor, 3 Times Square, New York, NY 10036 (7.8%); Banc One, Attn. Fund Accounting, 3435 Steltzer Road, Columbus, OH 4321 (6.0%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Cash Management Shares were as follows: Palm Beach National Bank & Trust Co., 3931 RCA Boulevard, Suite 3102, Palm Beach, FL 33410 (100%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Dollar Shares were as follows: BHC Securities, Attn. Jeanmarie Beukers, 2005 Market Street, One Commerce Square, 11/th/ Floor, Philadelphia, PA 19103 (76.8%); Hilliard Lyons, Attn. Barbara O'Neal, 501 Hilliard Lyons Center, Louisville, KY 40202 (13.1%); First Westroads Bank, Attn. Amy Smith, 10855 W. Dodge Road, Omaha, NE 68154 (8.3%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Institutional Shares were as follows:
JP Morgan Chase, Attn. STIF Unit, P.O. Box 2558, Houston, TX 77252 (59.0%); Chicago, Mercantile Exchange, Attn. Tim Doar, 6/th/ Floor North Tower, 30 S. Wacker Drive, Chicago, IL 60606 (7.2%); Chicago Title & Trust Company, Attn. Kirsten Quinlan, 4050 Calle Real, Suite 120, Santa Barbara, CA 93110 (5.2%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Bear Stearns Shares were as follows:
Bear Stearns Securities Corp., Attn. D. Dilorenzo-Siegel, 1 Metro Tech Center North, Brooklyn, NY 11201 (100%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Dollar Shares were as follows:
Hilliard Lyons, Attn. Barbara O'Neal, 501 Hilliard Lyons Center, Louisville, KY 40202 (100%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Institutional Shares were as follows: PNC Bank, 8800 Tinicum Bouvelard, Philadelphia, PA 19153 (9.4%); Chicago, Mercantile Exchange, Attn. Tim Doar, 6/th/ Floor North Tower, 30 S. Wacker Drive, Chicago, IL 60606 (7.2%); Chicago Title & Trust Company, Attn. Kirsten Quinlan, 4050 Calle Real, Suite 120, Santa Barbara, CA 93110 (5.4%).

                As of October 1, 2002, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Dollar Shares were as follows: Hilliard Lyons, Attn. Barbara O'Neal, 501 Hilliard Lyons Center, Louisville, KY 40202 (54.6%); BHC Securities, Attn. Jeanmarie Beukers, 2005 Market Street, One Commerce Square, 11/th/ Floor, Philadelphia, PA 19103 (20.1%); PNC Bank, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (8.2%); Provident Advisers, Attn. Anthony Garrubba, Penn Liberty Plaza II, 1400 Penn Avenue, Pittsburgh, PA 15222 (7.0%).

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

                Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

               The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

               Notes to Short-Term and Long-Term Credit Ratings

               Standard & Poor's

       CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             . Positive means that a rating may be raised.
             . Negative means that a rating may be lowered.
             . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

                Moody's

       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

                Fitch

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                Municipal Note Ratings

       A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

       "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

       "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                About Credit Ratings

                A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

                Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

                Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                     PART C
                                OTHER INFORMATION

Item 23.

         (a)   (1)  Certificate of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a) (1) of Post-Effective Amendment No. 61 to Registrant's Registration Statement, file Nos. 2-47015/811-2354, filed February 2, 1999 ("PEA No. 61").

               (2) Registrant's Agreement and Declaration of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a)
                    (2) of PEA No. 61.

               (3) Certificate of Amendment of Certificate of Trust dated January 26, 2001 is incorporated by reference to Exhibit
                    (a)(3) of Post Effective Amendment No. 67.

         (b) Registrant's By-Laws dated October 22, 1998 is incorporated by reference to Exhibit (b) of PEA No. 61.

         (c)        See Article II, Section 2.6, Section 2.7, Section 2.8,
                    Section 2.9, Section 2.10, Section 2.11 and Section 2.12;
                    Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant's Declaration of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a) (2) of PEA No. 61 and Article IV, Article V and Article VI of the Registrant's By-Laws dated October 22, 1998 is incorporated by reference to Exhibit (b) of PEA No. 61.

         (d) Investment Advisory Agreement between Registrant and BlackRock Institutional Management Corporation ("BIMC") dated February 10, 1999 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 63 to Registrant's Registration Statement, file Nos. 2-47015/811-2354, filed November 30, 1999 ("PEA No. 63").

         (e) Distribution Agreement between Registrant and BlackRock Distributors, Inc. ("BDI") dated January 2, 2001 is incorporated by reference to Exhibit (e) of Post Effective Amendment No. 68 filed December 21, 2001.

         (f)        None.

         (g)   (1)  Custodian Services Agreement between Registrant and PNC Bank
                    N.A. dated February 10, 1999 is incorporated by reference to Exhibit (g)(1) of PEA No. 63.

               (2) Custodian Services Agreement between Registrant and PFPC Trust Company dated February 11, 1999 is incorporated by reference to Exhibit (g)(2) of PEA No. 63.

          (h) (1) Administration Agreement between Registrant, BIMC and PFPC Inc., dated February 10, 1999 is incorporated by reference to Exhibit (h)(1) of PEA No. 63.

               (2) Transfer Agency Agreement between Registrant and PFPC Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(2) of PEA No. 63.

               (3)  (a)  Share Purchase Agreement between Registrant and
                         Temporary Investment Fund, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 65 to Registrant's Registration Statement file Nos. 2-47015/811-2354, filed April 6, 2000.

                    (b) Share Purchase Agreement between Registrant and Trust for Federal Securities dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(b) of PEA No. 65.

                    (c) Share Purchase Agreement between Registrant and Municipal Fund for Temporary Investment dated February 10, 1999 is incorporated by reference to Exhibit
                         (h)(3)(c) of PEA No. 65.

                    (d) Share Purchase Agreement between Registrant and Municipal Fund for California Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(d) of PEA No. 65.

                    (e) Share Purchase Agreement between Registrant and Municipal Fund for New York Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(e) of PEA No. 65.

          (i)       Opinion of Drinker Biddle & Reath LLP is filed herein.

          (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herein.

          (k)       None

          (l)       None.

          (m) (1) Registrant's Amended Distribution Plan with respect to Plus Shares and Form of Distribution Agreement is incorporated by reference to Exhibit (m) (1) of PEA No. 61.

               (2) Registrant's Distribution Plan with respect to Bear Stearns Shares and Form of Distribution Agreement is filed herein.

               (3) Registrant's Distribution Plan with respect to Cash Plus Shares and Form of Distribution Agreement to be filed.

          (n) Amended and Restated Rule 18f-3 Plan for Multi-Class System is incorporated by reference to Exhibit (n) of PEA No. 70.

          (p)       None (Registrant's Funds are all money market funds).

Item 24.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 25.  Indemnification

          Indemnification of Registrant's Administrators, Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 10 of the Administration Agreement, Section 5 of the Distribution Agreement, Section 12 of the Custodian Services Agreement and Section 12 of the Transfer Agency Agreement.

          Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Article VIII of Registrant's Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a) (2) of PEA No. 61, provides for the indemnification of Registrant's trustees and officers.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          BIMC performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 26 with respect to each director, officer and partner of BIMC is incorporated by reference to Schedules A and D of Form ADV filed on April 6, 2001 by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

Item 27.  Principal Underwriter

        (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of October 21, 2002:

                       AB Funds Trust
                       AFBA 5 Star Funds, Inc.
                       Deutsche Asset Management VIT Funds
                       Forward Funds, Inc
                       GAMNA Series Funds, Inc.
                       Harris Insight Funds Trust
                       Hillview Investment Trust II
                       International Dollar Reserve Fund I, Ltd.
                       Kalmar Pooled Investment Trust
                       Matthews International Funds
                       Metropolitan West Funds
                       New Covenant Funds
                       Pictet Funds
                       The RBB Fund, Inc.
                       RS Investment Trust
                       Smith Graham Institutional Funds
                       Stratton Growth Fund, Inc.
                       Stratton Monthly Dividend REIT Shares, Inc.
                       The Stratton Funds, Inc.
                       Tomorrow Funds Retirement Trust
                       Trainer, Wortham First Mutual Funds
                       Undiscovered Managers Funds
                       Weiss, Peck & Greer Funds Trust
                       Weiss, Peck & Greer International Fund
                       Whitehall Funds Trust
                       Wilshire Target Funds, Inc.
                       WPG Large Cap Growth Fund
                       WPG Tudor Fund
                       WT Investment Trust

             Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                       BlackRock Provident Institutional Funds
                       BlackRock Funds, Inc.

             Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                       Northern Funds Trust
                       Northern Institutional Funds Trust

             Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                       The Offit Investment Fund, Inc
                       The Offit Variable Insurance Fund, Inc.

             Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                       ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

     Steven Turowski            -    Chairman, Chief Executive Officer, Director
                                     and President
     Brian Burns                -    Director
     Michael Denofrio           -    Director
     Susan Keller               -    Director
     Rita G. Adler              -    Chief Compliance Officer
     Christine A. Ritch         -    Chief Legal Officer
     Salvatore Faia             -    Secretary and Clerk
     Christopher S. Conner      -    Assistant Secretary and Assistant Clerk
     Bradley A. Stearns         -    Assistant Secretary and Assistant Clerk
     John L. Wilson             -    Assistant Secretary and Assistant Clerk
     John Coary                 -    Treasurer
     Douglas D. Castagna        -    Controller and Assistant Treasurer
     Bruno DiStefano            -    Vice President
     Elizabeth T. Holtsbery     -    Vice President
     Susan K. Moscaritolo       -    Vice President
     Thomas Rodman              -    Vice President

     (c)  Not applicable.

     (d)  Not applicable.

Item 28.  Location of Accounts and Records

                         (1) PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its function as sub-custodian for PFPC Trust Company, the registrant's custodian).

                         (2) BlackRock Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 (records relating to its function as distributor).

                         (3) BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

                       (4) PFPC Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, MS: 103-04-01, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent, registrar and dividend disbursing agent).

                       (5) Drinker Biddle & Reath LLP, One Logan Square, 18/th/ & Cherry Streets, Philadelphia, PA 19103-6996 (Registrant's Charter, By-Laws, and Minute Books).

Item 29.     Management Services

             None.

Item 30.     Undertakings

             Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, BlackRock Provident Institutional Funds (the "Registrant") has duly caused to be signed on its behalf by the undersigned, thereto duly authorized, in the city of New York, and the State of New York, on October 31, 2002.

                                         BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                         /s/ Ralph Schlosstein
                                         ---------------------
                                         Ralph Schlosstein
                                         President

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 73 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                       Date
---------                           -----                       ----

*G. Nicholas Beckwith, III          Trustee                     October 31, 2002
--------------------------
G. Nicholas Beckwith, III

*Jerrold B. Harris                  Trustee                     October 31, 2002
------------------
Jerrold B. Harris

*Rodney D. Johnson                  Trustee                     October 31, 2002
------------------
Rodney D. Johnson

*Joseph P. Platt                    Trustee                     October 31, 2002
----------------
Joseph P. Platt

*Robert C. Robb, Jr.                Trustee                     October 31, 2002
--------------------
Robert C. Robb, Jr.

*Kenneth L. Urish                   Trustee                     October 31, 2002
-----------------
Kenneth L. Urish

*Frederick W. Winter                Trustee                     October 31, 2002
--------------------
Frederick W. Winter

/s/ Ralph Schlosstein               Chairman of the Board of    October 31, 2002
---------------------
Ralph Schlosstein                   Trustees and President

*By:  /s/ Ralph Schlosstein
      ---------------------
      Ralph Schlosstein
      Attorney-in-Fact

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ G. Nicholas Beckwith, III
                                             -----------------------------
                                             G. Nicholas Beckwith, III

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Joseph P. Platt, Jr.
                                             ------------------------
                                             Joseph P. Platt, Jr.

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Jerrold B. Harris
                                             ---------------------
                                             Jerrold B. Harris

                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS.

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Rodney D. Johnson
                                             ---------------------
                                             Rodney D. Johnson

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Robert C. Robb, Jr.
                                             -----------------------
                                             Robert C. Robb, Jr.

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Kenneth L. Urish
                                             --------------------
                                             Kenneth L. Urish

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                                Power of Attorney

          I hereby appoint W. Bruce McConnel, Michael P. Malloy and Ralph Schlosstein attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BLACKROCK PROVIDENT INSTITUTIONAL FUNDS (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on November 13, 2001.

                                             /s/ Frederick W. Winter
                                             -----------------------
                                             Frederick W. Winter

                                  EXHIBIT INDEX

(i)      Opinion of Drinker Biddle & Reath LLP
(j)      Consent of Drinker Biddle & Reath LLP
(m)(2)   Bear Stearns Distribution Plan and related Form of Distribution
         Agreement.